Supplement

Dated August 31, 2009

To the Currently Effective

Class IA and Class IB Shares Prospectuses

Dated May 1, 2009

For Hartford HLS Funds (collectively, the “Prospectuses”)

REORGANIZATION OF HARTFORD VALUE OPPORTUNITIES HLS FUND

WITH AND INTO HARTFORD VALUE HLS FUND

The above referenced Prospectuses are revised as follows:

Under the headings “Hartford Value HLS Fund” and “Hartford Value Opportunities HLS Fund” in the Prospectuses, the following paragraphs are inserted before the first full paragraph:

PROPOSED REORGANIZATION. At a meeting held on August 5, 2009, the Board of Directors of Hartford HLS Series Fund II, Inc. approved on behalf of Hartford Value Opportunities HLS Fund (the “Acquired Fund”), and the Board of Directors of Hartford Series Fund Inc. approved on behalf of Hartford Value HLS Fund (the “Acquiring Fund”), the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”).

The Board of Directors of Hartford HLS Series Fund II, Inc. has called for a Special Meeting of Shareholders of the Acquired Fund to be held on or about January 26, 2010, for the purpose of seeking the approval of the Agreement and Plan of Reorganization (the “Reorganization Agreement”) by the shareholders of the Acquired Fund. If approved, the Reorganization is expected to occur on or about the close of business March 19, 2010.

If the Reorganization Agreement is approved by the shareholders of the Acquired Fund, the Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the Reorganization.

A proxy statement containing detailed information concerning the Reorganization is expected to be mailed to the Acquired Fund’s shareholders in November 2009, and may also be obtained at that time by contacting The Hartford HLS Funds c/o Individual Annuity Services at P.O. Box 5085, Hartford, CT 06102-5085.

This Supplement should be retained with your prospectus for future reference.